SUPPLEMENT DATED APRIL 30, 2007
TO

PROSPECTUSES DATED APRIL 25, 2007
FOR KEYPORT LATITUDE AND KEYPORT CHARTER,

PROSPECTUSES DATED APRIL 30, 2004
FOR KEYPORT VISTA,

AND PROSPECTUSES DATED DECEMBER 31, 2003
FOR KEYPORT OPTIMA

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
KEYPORT VARIABLE ACCOUNT A

On April 27, 2007, shares of the AllianceBernstein VP Large Cap Growth Portfolio of the AllianceBernstein Fund were substituted with shares of the SC FI Large Cap Growth Fund of the Sun Capital Trust, pursuant to an order of the Securities and Exchange Commissions. The AllianceBernstein VP Large Cap Growth Sub-Account is no longer available under your Contract for any purpose.

All references to the AllianceBernstein VP Large Cap Growth Portfolio are hereby deleted from each prospectus listed above, effective April 27, 2007.

A current prospectus for the SC FI Large Cap Growth Fund was sent to you prior to the substitution. You should refer to that prospectus for a complete description of the Fund's investment policies, risks, fees and expenses, and all aspects of its operations.

Anytime prior to May 27, 2007, you may make one transfer of Contract Value from the Sub-Account investing in the Service Class shares of the SC FI Large Cap Growth Fund to one or more other Sub-Accounts without being assessed a transfer fee and without that transfer counting against limitations on transfers permitted under your Contract. In addition, prior to May 27, 2007, Sun Life Assurance Company of Canada (U.S.) will not exercise any rights reserved by it under your Contract to impose restrictions on transfers (other than restrictions on frequent trading, as described in your prospectus).

If you have any questions about the substitution, please call our Service Center at (800) 725-7215 or write to us at P.O. Box 9133, Wellesley Hills, MA 02481.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.